Telestone Technologies Corporation

NASDAQ: TSTC

www.telestone.com


东方信联

Investor Presentation

September, 2010

Safe Harbor Statement






Information in this presentation may contain statements about future expectations, plans, prospects or performance of Telestone Technologies Corporation ("Telestone") that constitute forward-looking statements for purposes of the safe harbor provisions under the Private Securities Litigation Reform Act of 1995. The words or phrases "can be," "expects," "may affect," "believe," "estimate," "project," and similar words and phrases are intended to identify such forward-looking statements. Telestone cautions you that any forward-looking information provided by or on behalf of Telestone is not a guarantee of future performance.

All such forward-looking statements are current only as of the date on which such statements were made. Telestone does not undertake any obligation to publicly update any forward-looking statement to reflect events or circumstances after the date on which any such statement is made or to reflect the occurrence of unanticipated events.

Chairman's Vision and Investment Highlights








"The development of the telecommunication industry enhances our daily lives and also pushes the rapid development and evolution our society. Our aim is to research and develop telecom resources and make use of them for all the fields of telecommunication. We are proud of the contributions that we have made to our field to date with the support of our investors worldwide."

Mr. Han Daqing, Chairman and CEO

- Telestone is a leader in local access network solutions for the wireless telecom industry in China.
- Only provider of comprehensive solutions with a nationwide presence and international expansion opportunities.
- Strategically positioned to benefit from transition to 3G technologies – $70B earmarked by the Big 3 carriers for 2009 – 2011.
- New WFDS technology leads competition in becoming industry standard.
- **2010 guidance of $129.4 million in revenues, 80% growth at least, and $22.9 million in net income with $2.17 in EPS.**

Select Financials






Telestone Technologies Corporation	Nasdaq: TSTC
Sector	IT/Telecommunications Equipment
Fiscal Year	December 31st
Last-Traded Price (9/3/10)	$9.86
52-Week Range	$4.60 - $24.94
Average Volume (3 mo)	270,000
Common Shares Outstanding (6/30/10)	10.6 million
Market Capitalization	$104.1 million
Management Ownership	30.6 %
2009 Revenue	$71.9 million ▲103.5%
2009 Net Income	$12.5 million ▲78.5%
2009 Diluted EPS	$1.21 ▲78.0%
2010 GUIDANCE Revenues Non-GAAP Net Income* EPS	 $ 129.4 million ▲80.0% $22.9 million ▲83.2% $2.17 ▲79.3%

"Non-GAAP" or "Adjusted" Net Income excludes non-cash charges

Telestone's Place in the Industry
A Critical Component to Connect Consumers





"Backbone" Network
(Core and Metro Networks)

NOKIA Connecting People   ERICSSON



Connect to...



Local Access "Last Mile" Networks
(BTS, IBS, Femtocell, LAN, WLAN, Twist Cable, FTTH, CATV)

Telestone



Connect to...



Terminal Products at Work or Home
(Handset Telephone Computer TV Set)



Connect to...



Information Consumers
(Estimated at 1 B Chinese Consumers in 2012)



Services Currently Provided by China's Carriers






Local Access Networks in China are in high demand since carriers only use <u>third parties</u> to install local access networks

Service / Carriers	TO PERSONAL		TO HOME & OFFICE		
	2G Network	**3G Network**	**Fixed line Network**	**Fixed IP data Network**	**TV Network**
中国移动通信 CHINA MOBILE	Done	In Process	TBD	TBD	Under Review
中国联通 CHINA UNICOM	Done	In Process	Done in North TBD in South	Done in North TBD in South	Under Review
中国电信 CHINA TELECOM	Done	In Process	Done in South TBD in North	Done in South TBD in North	Under Review
SARFT	?	?	Planning	Planning	Upgrade

Telestone's Operations
A Comprehensive Solution


Access Network Solutions
R&D
Telestone
Equipment R&D and OEM
System Engineering & Services

Telecom Research and Development

Maintaining a Technological Edge






- Over 100 R&D specialists and telecom industry experts in application systems, products design, components on IP data and radio frequency



- Approximately 60 electrical and telecommunications engineers: 20 focused on solutions and 40 on products.



- 13 product patents, 17 in later stages of approval, 22 in application process, including 29 in solution technology, 20 in products, 3 in design and process techniques, for a total of 52 pending patents.



Proprietary and OEM Products

Hardware and Software Tailored for Each Solution






- IP rights for over 400 products in 8 product categories
- Hardware products include: RF passive based, RF active based, IP data based, fiber optics-based and accessories
- Software products include: AN based NMS, user-based BOSS and user application management systems


总装线









Key Telecom Industry Drivers in China






1 Increasing in # of information consumers

- Growing number of mobile users and data users include 800 million mobile users in China vs. 276 million in the U.S. With 20%+ CAGR since 2005
- Increasing demand in network coverage leads to higher investment in access network

Source: www.miit.gov.cn

2 Emerging information service products

- More products & applications that need be delivered or transmitted
- The above are driving the upgrades of 3G network and broadband fixed line network. Government budget of $41 billion in 3G upgrade for 2009 and 2010, with $22 billion for 2009 alone

Source: www.cnii.com.cn

3 A Directive to Unify Networks

- Government directive to accelerate the integration of telecommunication network, TV broadcasting network and internet (1/13/2010)
- Telestone's research and technology well positioned to capture the opportunities
- Unification access network provides the right solution for both carriers and property owners.

NEW Technology by Telestone

Wireless Fiber-Optic Distribution System WFDS™






- **WFDS™** is Unified Access Network (UAN) which can carry all types of networks signals over <u>one</u> Wireless Fiber-Optic Distribution System.

- The only UAN technology that can carry all service networks signals and is;
  - Cost-effective
  - Provides superior performance
  - A "scalable" system for add on services
  - Quick installation
- Centrally-managed and easily-maintained
  - 4G and forward compatible

- **WFDS™** "multiple play" capabilities address domestic and international demand, approved by the US FCC in Sept 2009.

- 108 WFDS™ installations in China to date as of June 30, 2010
  - Combined with RF and optics technologies, WFDS™ provide UAN function for following service network:
    - 2G and 3G wireless signal coverage in and out building
    - High-speed IP Internet
    - CATV programming
    - Information application system based on video, audio and data

Telestone

Efficiency of WFDS™ Technology

Fast, Effective and Scalable Solution



Traditional Multi-Network User Access



WiFi
Internet

vs.

WFDS ™ Integrated Access



监控系统
电信业务
电视
Internet

__EACH__ information service system builds its own independent user access

Build __ONE__ network to access all information services

WFDSTM Access Transmit Medium

WFDS Access Transmit Medium

Telestone

Traditional Transmit Medium

Medium Type	Network	Bandwidth
 Twisted-pair	Telephone Net	75KHZ
 Twisted-pair in sound net	Sound Net	500KHZ
 Reticle in data net	Data Net	100MHZ
 RF coaxial cable in TV net	TV Net	1000MHZ
 RF coaxial cable in IBS	Mobile Net	3000MHZ

Bandwidth


3000000MHz

Fiber

WFDS Transmit Medium

WFDS™ Application- Home Field

Traditional Technology Application



WFDS™ Application


WFDS终端盒

WFDS™ Application- Office Area

Traditional Technology Application



WFDS™ Application


Fiber
Fiber
WFDS Phone

WFDS™ Application- Residential Area



Traditional Technology Application







WFDS™ Application







WFDS™ Application- Streets Area

Traditional Technology Application







WFDS™ Application







Sample Project Cycle





Anhui Wangcheng Building

- The total area is 45,000 square meters and located in a dense area which is covered by many BTS and surrounded with lower buildings
- Telestone utilized unique WFDS™ system to provide access coverage to the building

Project Process

1. Local office awarded project
2. Submit project plan and budget for HQ approval
3. Manufacturing of system components at HQ and shipping to the site
4. Installation of the system on site
5. Client inspection, sign-off for acceptance, and Telestone invoicing
6. 24-month warranty and maintenance

Typical Project Implementation Time:

3 - 6 months

Project Revenue Range:

$20,000 to $50,000 for RFPA Technology

$100,000 to $500,000 for WFDS™

Typical Project Cycle & Contract Payment

After Implementation and Sign Off

FIRST PAYMENT
4--9 Month Payment

60-70% of Invoice Paid

SECOND PAYMENT
9-12 Month Payment

20% - 30% of invoice due

PERFORMANCE HOLD-BACK
12-24 Month Warranty Period

5-15% Final Payment

Marquee WFDS™ Installations



Bengal Dacca GP Building



Beijing Ruida Plaza



Paralympic Games Sports Training Bases



A Major Market Driver in China
The Merger of Three Networks into One






- On January 13, 2010, The State Council issued a **directive to accelerate the integration** of three networks (Telecommunications, TV & Radio Broadcasting and Internet) into one with a 5-year plan and supporting policies

- The directive opened significant market opportunities for the players in the information network industry and network installer who can meet the demand.

- Government and industry spending likely to accelerate to follow the policy directives

- Telestone anticipated such policy moves and has strategically positioned its technologies to address the **Unification Network Directive** including:
  - Cellular Signals,
  - CATV
  - Broadband Data
  - The *"Internet of Things"*

Revenue Growth

YTD Performance , Guidance and Backlog



- Total revenue for the first six months of fiscal 2010 was $27.8 million, up 38.6% from $20.0 million in the prior year's period.
- Consistent with year-long project cycles, 70% of revenues are booked in the 3rd and 4th quarter of the year
- On August 16, 2010, Telestone provided a backlog estimate of $106.0 million of projects in 2010.



US$ mn
$160.0
$120.0
$80.0
$40.0
$0.0
$21.7
$33.6
$35.3
$71.0
$129.4
$20.0
$27.8
2006
2007
2008
2009
2010 G*
H1 2009
H1 2010

*At Q2 2010 reporting, management reaffirmed its 2010 guidance of $129.4 million in revenues and $22.9 million in non-GAAP adjusted net income.

Revenue Breakdown
China's "Big Three" are Telestone Customers



China Mobile accounted for 63.4% of revenues, China Unicom accounted for 21.% of revenues and China Telecom accounted for 13.3% of revenues for the first half of 2010.

FY 2009


Others; 2%
China Telecom, 7%
China Mobile, 45%
China Unicom, 46%

1H 2010


Others; 2%
China Unicom, 21%
China Mobile, 64%

Source: Company 10-K, 10-Q

Gross Profit and Margins Trend



- Gross profit in the first half of fiscal 2010 was $12.4 million, an increase of 28.1% from $9.7 million in the prior year's corresponding period.
- Gross profit margins for the first half of the year were 44.8% and exceeded guided gross margins expectations of 42% for the year.



US$ (mn)
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
53.0%
51.0%
49.0%
47.0%
45.0%
43.0%
41.0%
39.0%
37.0%
35.0%
$17.0
$18.2
$30.5
$33.2
$9.7
$12.4
50.6%
51.6%
42.4%
41.7%
48.5%
44.8%
2007
2008
2009
TTM 2010
H1 2009
H1 2010
Gross Profit
Gross Margin

Net Income

YTD Performance and Guidance



- Adjusted net income for the first half 2010 was $3.2 million which excluded non-cash charges

- Telestone has provided $22.9 million in FY 2010 net income guidance



US$ (mn)
$35.0
$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
21.0%
19.0%
17.0%
15.0%
13.0%
11.0%
9.0%
7.0%
18.1%
20.0%
17.4%
17.7%
15.5%
11.6%
$6.0
$7.0
$12.5
$22.9
$3.1
$3.2
2007
2008
2009
2010 G*
H1 2009
H1 2010**
Net Income
Net Margin

*At Q2 2010 reporting, management reaffirmed its 2010 guidance of $112.9.4 million in revenues and $22.9 million in non-GAAP adjusted net income.

** Excluding the effects of a non-cash charge, the adjusted net income for H1 2010 IS $3.2 million

Summary I/S and B/S






FY ended Dec 31	2008	2009	H1 2010	Mgmt.
($'s in millions)	(Audited)	(Audited)	(Unaudited)	Guidance*
Revenues	35.3	71.9	27.8	129.4
Y/Y Growth		*103.5%*		
Gross Profit	18.2	30.5	12.4	
Gross Profit Margin	*51.5%*	*42.4%*		
Operating Income	8.9	15.8	1.2	
Operating Margin	*25.3%*	*22.0%*	*4.1%*	
Non-GAAP Net Income**	7.0	12.5	3.2	22.9
Net Margin	20.0%	17.4%	11.5%	17.7%

*At Q2 2010 reporting, management reaffirmed its 2010 guidance of $112.9.4 million in revenues and $22.9 million in non-GAAP adjusted net income.

** Non-GAAP excludes the non-cash charges associated to $2.6 million in stock-based compensation.

	Dec 31, 2008	Dec 31, 2009	June 30, 2010
($'s in millions)	(Audited)	(Audited)	(Unaudited)
Cash and Equivalents	7.9	11.2	7.7
Current Assets	83.4	112.4	122.0
Total Assets	87.5	116.7	126.3
Current Liabilities	35.1	51.7	58.0
Total Stockholders' Equity	52.4	65.1	68.4

Core Competencies and Growth Strategies






- Invest in R&D to maintain competitive edge
- Focus on the future of the technology and industry development
- Expand WFDS™ technology product portfolio and applications

China Market

- Consolidated relationships with the Big 4 Carriers for 3G, IP and CATV
- Promoting WFDS™ advantages on "3 in 1" network upgrade opportunity

International Market

- Traditional equipments to developing countries
- WFDS™ products to developing and developed countries

R&D

- Keep more investment on Tech
- Consummate WFDS™ products family
- Starting up "Access to things" R&D
- R&D new business Model---UAN BOT

Management Team






Mr. Daqing Han, Chairman and CEO

Mr. Daqing Han, founder, Chairman and CEO, has extensive knowledge of the telecommunications industry in China through over 25 years of experience. Mr. Han and most of our senior management have worked together as a team for over 13 years and have successfully built the business and increased revenue from $21.7 million in 2006 to $71.0 million in 2009.

Ms. Xiaoli Yu, CFO

Ms. Yu has 12 years of experience at Telestone and has held various positions at the Company during her tenure. From 2001 to 2005, Ms. Yu was Treasurer of the Company. From 2005 to 2008, Ms. Yu was the accountant manager of the Company's equipment business. In 2008, she headed the Company's Yunnan branch office, and was promoted to Financial Controller in 2009. Ms. Yu holds a Bachelor's degree in Accounting from Dongbei University of Finance and Economics.

Mr. Goubin Pan, President

Mr. Pan assumed the role of President of Telestone in May 2010 and manages the Company's operations while driving implementation of the strategy to expand Telestone's carrier centric business. Mr. Pan has been with Telestone for 10 years and served as vice president of the Company. Prior to joining Telestone, Mr. Pan was the engineer and product manager of Tianjin Photoelectricity 754 Factory. Mr. Pan is a graduate of Xidian University with a degree in Computer Applications.

Ms. Liping Zhang, Secretary of the Board

Ms. Zhang is CICPA (Certificated Public Accountants), CICAT (Certificated Public Tax Agent) and ACCA member (Association of Charted Certified Accountants Member). Ms. Zhang has more than 11 years work experience, including 3 years in a Foreign invested company as financial manager, and 8 years as senior project manager in Deloitte and local Accounting firm. Ms. Zhang is a graduate from Dongbei University of Finance and Economics with a bachelor's degree and a Master's degree in Accounting.

Investment Summary






- Provider of access solutions to China's Big 3 Wireless Carriers
- Services 30 provinces throughout China
- Growth from massive government-sponsored 3-G network build-out
- Focus on R&D to maintain industry leadership position and high margins
- New WFDS™ technology provides higher margin revenues, outperforms competitors, provides "unified network solution" to the market and expands market share
- Deep telecommunication expertise by the management team
- International markets growth opportunities

Contact Us






Company:
Ms. Liping Zhang
Secretary of the Board
8610- 83670088 ext 1003
zhangliping@telestone.com

Ms. Dan Feng
Assistant Secretary of the Board
8610- 8367 0088 ext 1232
fengdan@telestone.com

Investor Relations:
Mr. John Mattio
HC International, CT and NY
(203) 616-5144
John.mattio@hcinternational.net

Legal :
Mr. Jiannan Zhang
Cadwalader, Wickersham & Taft LLP
Beijing
8610- 6599 7270
Jiannan.zhang@cwt.com

Auditor:
MAZARS Ltd. HK
42nd Floor Central Plaza
18 Harbour Road
Wanchai, HK
(852) 2909 5555